Exhibit 10.2

THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY BE SOLD OR OTHERWISE TRANSFERRED OR PLEDGED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION OR EXCLUSION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

NO. ____	$__________

BULLDOG TECHNOLOGIES INC.

6.0% CONVERTIBLE NOTE DUE AUGUST 29, 2010

Section 1.	General.

FOR VALUE RECEIVED, Bulldog Technologies Inc., a Nevada corporation (the “Company”), hereby promises to pay to the order of ___________________________, or its registered assigns (the “Purchaser”), the principal sum of ____________________________ DOLLARS AND ZERO CENTS ($_________), or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest thereon at a rate equal to 6% (the “Interest Rate”) per annum, simple interest computed on the basis of the actual number of days elapsed and a year of 360 days comprised of twelve 30 day months. Unless earlier converted in accordance with Section 4, all unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) August 29, 2010 (the “Maturity Date”); or (ii) when such amounts become due and payable as a result of, and following, an Event of Default in accordance with Section 2. This Note is prepayable at 120% of the principal amount from the 30 days post effectiveness of a registration statement covering the underlying securities through August 29, 2006, 115% of the principal amount from August 29, 2006 through August 29, 2007, 110% of the principal amount from August 29, 2007 through August 29, 2008, 105% of the principal amount from August 29, 2008 to August 29, 2009 and 100% of the principal amount thereafter. Except as otherwise provided herein, all payments required to be made hereunder, if any, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts. Interest shall accrue on the unpaid balance of the principal amount of this Note (without any compounding) from and including the date hereof to, but excluding, the date on which the principal amount of this Note is paid in full (or converted in accordance with Section 4 hereof) and shall be payable on November 30, February 28, May 31 and August 31 (each, an “Interest Payment Date”) of each year until the outstanding principal amount hereof shall be paid in full, with the first such payment of interest being due November 30, 2005. Interest payments shall be made either in such coin or currency of the United States of

America as at the time of payment shall be legal tender therein for the payment of public and private debts or in shares of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”), valued at the then current Market Price (as hereinafter defined), at the option of the Company. For purposes hereof, “Market Price” shall mean the average of the closing sale prices of the Common stock (or if no closing sale prices are reported, the average of the closing bid and closing ask prices for the twenty (20) day period immediately prior to the Interest Payment Date as reported in composite transactions for the principal United States securities exchange on which the Common Stock is traded or, if the Common Stock is not listed on a United States national or regional securities exchange, as reported by the Nasdaq System, the OTC Bulletin Board or Pinksheets LLC. In the absence of such a quotation, the Company’s board of directors (the “Board of Directors”) will determine the closing sale price on the basis it considers appropriate.

The Company shall at all times reserve and keep available out of its authorized but unissued shares of capital stock of the Company, solely for the purpose of paying interest on this Note, such number of its shares of capital stock of the Company as shall from time to time be sufficient to pay interest on this Note; and if at any time the number of authorized but unissued shares of capital stock of the Company shall not be sufficient to pay interest on this Note, the Company hereby covenants and agrees to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of capital stock to such number of shares as shall be sufficient for such purpose.

This is one of a duly authorized issue of notes (this note being referred to as the “Note” and, collectively, all similar notes issued by the Company being referred to as the “Notes”) of the Company in an aggregate principal amount of $2,100,000.

Section 2.	Defaults.

The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(a)           The Company shall fail to pay (i) when due any principal or interest payment hereof on the due date hereunder or (ii) any other payment required under the terms of this Note on the date due and such payment shall not have been made within fifteen (15) days of Company’s receipt of Purchaser’s written notice to Company of such failure to pay; or

(b)           The Company shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note (other than those specified in Section 2(a)) and such failure shall continue for ten (10) days after written notice thereof is delivered to the Company; or

(c)           Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Company to the Purchaser in writing in connection with this Note, or as an inducement to the Purchaser to purchase this Note, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

(d)           The Company shall (i) fail to make any payment when due under the terms of any bond, debenture, note or other evidence of indebtedness to be paid by the Company (excluding this Note, which default is addressed by Section 2(a) above, but including any other evidence of indebtedness of the Company to the Purchaser) and such failure shall continue beyond any period of grace provided with respect thereto, or (ii) default in the observance or performance of any other agreement, term or condition contained in any such bond, debenture, note or other evidence of indebtedness, and the effect of such failure or default is to cause, or permit the holder thereof to cause, indebtedness in an aggregate amount of One Million Dollars ($1,000,000) or more to become due prior to its stated date of maturity; or

(e)           The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing; or

(f)            Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement; or

(g)           One or more judgments for the payment of money in an amount in excess of One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate, outstanding at any one time, shall be rendered against the Company and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the property of the Company and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy.

Section 3.	Rights Of Purchaser Upon Default.

Upon the occurrence or existence of any Event of Default and following the expiry of any applicable grace periods (other than an Event of Default referred to in Sections 2(f) or 2(g) hereof) and at any time thereafter during the continuance of such Event of Default, the Purchaser may, by written notice to the Company, declare all outstanding amounts payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 2(f) or 2(g) hereof, immediately and without notice, all outstanding amounts payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Purchaser may exercise any other right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both.

Section 4.	Conversion.

(a)           Purchaser Conversion. At any time, and from time to time, the Purchaser may, at its sole and exclusive option by delivering to the Company a conversion notice in the form attached hereto as Annex A (the “Conversion Notice”), convert all or any part of the principal (but not interest) outstanding under this Note into fully paid and nonassessable shares of Common Stock of the Company at a conversion price of $1.06 per share of Common Stock (the “Conversion Price”). The Conversion Price shall be subject to adjustment as provided in Section 5 hereof. The Purchaser shall convert a minimum of $100,000 of principal for any conversion pursuant to this Section 4(a).

(b)           Mechanics and Effect of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Note. Upon the conversion of the entire principal outstanding under this Note, in lieu of the Company issuing any fractional shares to the Purchaser in cash, the Company shall pay to the Purchaser the amount of outstanding principal that is not so converted. On partial conversion of this Note, the Company shall issue to the Purchaser (i) the shares of Common Stock into which a portion of this Note is converted and (ii) a new convertible promissory note having identical terms to this Note, except that the principal amount thereof shall equal the difference between (A) the principal amount of this Note immediately prior to such conversion minus (B) the portion of such principal amount converted into Common Stock. Upon conversion of this Note pursuant to this Section 4, the Purchaser shall surrender this Note, duly endorsed, at the principal office of the Company. At its expense, the Company shall, as soon as practicable but in no event more than three (3) business days thereafter, issue and deliver to the Purchaser at such principal office a certificate or certificates for the number of shares of Common Stock, to which the Purchaser shall be entitled upon such conversion (the “Conversion Shares”) (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company), together with any other securities and property to which the Purchaser is entitled upon such conversion under the terms of this Note. In addition to all other available remedies at law or in equity or otherwise under this Note, if the Company fails to deliver certificates for the Conversion Shares (together with any other securities and property to which the Purchaser is entitled upon conversion of the Note under the terms of this Note) within three (3) business days after receipt of the Conversion Notice and the Note, then the Company shall pay to the holder in cash a penalty (the “Penalty”) equal to 1% of the number of Conversion Shares multiplied by the Current Market Price (as defined in the Warrant of even date herewith) for each day that the Company fails to deliver certificates for the Conversion Shares (together with any other securities and property to which the Purchaser is entitled upon conversion of the Note under the terms of this Note). The Penalty shall be paid to the holder by the third (3rd) day of the month following the month in which it has accrued.

(c)           Reservation Of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of capital stock of the Company, solely for the purpose of effecting the conversion of this Note, such number of

Conversion Shares as shall from time to time be sufficient to effect the conversion of this Note; (together with such number of its shares of capital stock as shall be sufficient to pay interest on this Note, the “Note Shares”); and if at any time the number of authorized but unissued shares of capital stock of the Company shall not be sufficient to effect the conversion of this Note, the Company hereby covenants and agrees to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of capital stock to such number of shares as shall be sufficient for such purpose.

(d)           Payment Of Expenses And Taxes On Conversion. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution, issuance and delivery of stock certificates and new promissory notes pursuant to this Section 4 hereof, except that, in the event such stock certificates or new promissory notes shall be registered in a name or names other than the name of the holder of this Note, funds sufficient to pay all stock transfer fees, which shall be payable upon the execution and delivery of such stock certificate or certificates or new promissory notes, shall be paid by the holder hereof to the Company at the time of delivering this Note to the Company upon conversion.

Section 5.	Conversion Price Adjustments.

(a)           Adjustment For Stock Splits And Combinations. If the Company shall at any time or from time to time after the date of original issuance of this Note (the “Date of Original Issue”) effect a subdivision or reverse stock split of the outstanding Common Stock, the Conversion Price in effect immediately before a subdivision shall be proportionately decreased, and, conversely, the Conversion Price in effect immediately before a reverse stock split shall be proportionately increased. Any adjustment under this Section 5(a) shall become effective at the close of business on the date the subdivision or reverse stock split becomes effective.

(b)           Adjustment For Common Stock Dividends And Distributions. If the Company at any time or from time to time after the Date of Original Issue issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable solely in additional shares of Common Stock, the Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 5(b) to reflect the actual payment of such dividend or distribution.

(c)           Adjustments For Other Dividends And Distributions. If the Company at any time or from time to time after the Date of Original Issue issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock or in other property, in each such event provision shall be made so that the Purchaser shall receive upon conversion hereof, in addition to the number of shares of Common Stock receivable hereupon, the amount of securities of the Company or other property which such Purchaser would have received had this Note been converted into Common Stock on the date of such event and had it thereafter, during the period from the date of such event to and including the conversion date, retained such securities or other property receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 5 with respect to the rights of the Purchaser or with respect to such other securities or other property by their terms. As used herein, the term “other property” does not include cash.

(d)           Adjustment For Reclassification, Exchange And Substitution. If at any time or from time to time after the Date of Original Issue, the Common Stock issuable upon the conversion of this Note is changed into the same or a different number of shares of any class or series of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or reverse stock split or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), then in any such event the Purchaser shall have the right thereafter to convert this Note into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which this Note could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

(e)           Weighted Average Anti-Dilution. The Conversion Price shall be subject to adjustment from time to time as follows:

(i)            Definitions. For purposes of this Section 5(e), the following definitions apply:

(A)          “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities (as defined below).

(B)          “Original Issue Date” shall mean the date on which this Note was first issued.

(C)          “Convertible Securities” shall mean any evidence of indebtedness, shares (other than Common Stock) or other securities convertible into or exchangeable for Common Stock.

(D)          “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section 5(e)(iii), deemed to be issued) by the Company after the Original Issue Date, other than:

(1)           Common Stock issued pursuant to a transaction described in Section 5(a), (b), (c) or (d) hereof,

(2)           shares of Common Stock issuable or issued to employees, consultants or directors of the Company pursuant to a stock option plan, restricted stock plan, employment agreement or consulting agreement approved by the Board of Directors of the Company,

(3)           shares of Common Stock, or options or warrants to purchase shares of Common Stock, issued to vendors, suppliers, financial institutions or lessors in connection with commercial credit arrangements, commercial property transactions, equipment financings, leases or similar transactions approved by the Board of Directors of the Company,

(4)           shares of Common Stock or preferred stock issuable upon exercise of Options or Convertible Securities outstanding as of the date of this Note, or

(5)           shares of Common Stock, or options, warrants or other Convertible Securities to purchase shares of Common Stock issued in connection with bona fide acquisitions, mergers or similar transactions, the terms of which are approved by the Board of Directors of the Company.

(ii)           No Adjustment of Conversion Price. Any provision herein to the contrary notwithstanding, no adjustment of the Conversion Price shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Company is less than the Conversion Price in effect on the date of, and immediately prior to, such issue.

(iii)          Deemed Issue of Additional Shares of Common Stock. In the event the Company should at any time or from time to time after the Original Issue Date issue any Options (excluding for all purposes of this subsection (iii) Options excluded from the definition of Additional Shares of Common Stock in Subsection 5(e)(i)(D)) or Convertible Securities (excluding for all purposes of this subsection (iii) Convertible Securities excluded from the definition of Additional Shares of Common Stock is Subsection 5(e)(i)(D)) then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options for Convertible Securities, the conversion or exchange of such Convertible Securities shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

(A)          no further adjustments in the Conversion Price or shall be made upon the subsequent issue of such Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(B)          if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the corporation, or decrease or increase in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

(C)          upon the expiration or termination of any unexercised Options, the Conversion Price, to the extent in any way affected by or computed using such Options, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and Convertible Securities which remain in effect) actually issued upon the exercise of such Option;

(D)          in the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Option or Convertible Security, including, but not limited to, a change resulting from the anti-dilution provisions thereof, the Conversion Price then in effect shall forthwith be readjusted to such Conversion Price and as would have been obtained had the adjustment which was made upon the issuance of such Option or Convertible Security not exercised or converted prior to such change been made upon the basis of such change; and

(E)          no readjustment pursuant to clause (B) or (D) above shall have the effect of increasing the Conversion Price, to an amount which exceeds the lower of (i) the Conversion Price on the original adjustment date, or (ii) the Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock between the original adjustment date and such readjustment date, respectively.

In the event the Company, after the Original Issue Date amends any Options or Convertible Securities (whether such Options or Convertible Securities were outstanding on the Original Issue Date or were issued after the Original Issue Date) to increase the number of shares issuable thereunder or decrease the consideration to be paid upon exercise or conversion thereof, then such Options or Convertible Securities, as so amended, shall be deemed to have been issued after the Original Issue Date and the provisions of this Subsection 5(e)(iii) shall apply, provided that the provisions of this Subsection 5(e)(iii) shall not apply to the repricing of the outstanding Series A Common Stock Purchase Warrants issued in April 2004.

(iv)          Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Company, at any time after the Original Issue Date shall issue any Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(e)(iii)) without consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, then in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at the Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued.

For the purpose of the above calculation, the number of shares of Common Stock outstanding immediately prior to such issue shall be calculated on a fully diluted basis, as if all Convertible Securities had been fully converted into shares of Common Stock immediately prior to such issuance and any outstanding warrants, options or other rights for the purchase of shares of stock or Convertible Securities had been fully exercised immediately prior to such issuance (and the resulting securities fully converted into shares of Common Stock, if so convertible) as of such date.

(v)           Determination of Consideration. For purposes of this Section 5, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:

(A)          In the case of the issuance of Additional Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof.

(B)          In the case of the issuance of the Additional Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

(C)          The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to paragraph 5(e)(iii) relating to Options and Convertible Securities, shall be the minimum aggregate amount of additional consideration (as set forth in instruments relating thereto) payable to the Company upon the exercise of such Options and the conversion or exchange of such Convertible Securities (as the case may be), including the amounts received by the Company as consideration for the issue of such Options or Convertible Securities.

(f)            Certificate Of Adjustment. In each case of an adjustment or readjustment of the Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of this Note, the Company, at its own expense, shall cause its Secretary or Treasurer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Purchaser at the Purchaser’s address as shown in the Company’s books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment in the Conversion Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

(g)           Notices Of Record Date. Upon (i) the establishment by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other Company, or any transfer of all or substantially all the assets of the Company to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Purchaser at least 20 days prior to the record date specified therein a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities), shall be entitled to exchange their shares of Common Stock (or other securities), for securities or other property deliverable upon such reorganization, reclassification transfer, consolidation, merger, dissolution, liquidation or winding up.

(h)           No Impairment. The Company shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the Purchaser against dilution or other impairment as provided herein.

Section 6.	Negative Covenants.

(a)           Except as may be required by the notes and warrants issued pursuant to the Convertible Note and Warrant Agreement, dated August 29, 2005 between the Company and the holders of the Notes (the “Purchase Agreement”) or as agreed to by the Purchaser, for a period of thirty (30) days after the effectiveness of the registration statement relating to the Note Shares as described in Section 5 of the Purchase Agreement, the Company shall not authorize or issue any shares of its capital stock to any person or entity.

(b)           For so long as at least fifty percent (50%) in aggregate principal amount of the Notes is outstanding, the Company shall not, without the prior written consent of the holders of not less than fifty percent (50%) of the aggregate principal amount of Notes then outstanding:

(i)            amend the Company’s Certificate of Incorporation to adversely affect the rights of the holders of the Notes or to authorize any other class or series of stock in addition to Common Stock and the Preferred Stock currently authorized or to increase the number of authorized shares of Common Stock or Preferred Stock, unless required to comply with Section 1 herein;

(ii)	amend the Notes;

(iii)          declare or pay any dividends or make any distributions on any of the Company’s securities (other than the Notes);

(iv)          redeem, purchase or otherwise acquire any of the Company's securities ranking junior or pari passu with the Notes except for repurchases of Common Stock from employees or consultants upon termination of employment or contractual arrangements approved by the Board of Directors;

(v)           authorize of issue any equity securities having rights or preferences senior to or pari passu with the Notes with respect to voting, dividends or distributions, conversion, redemption or liquidation;

(vi)          merge with or into or consolidate with any other corporation, or sell, lease, or otherwise dispose of all or substantially all of its properties or assets except in a sale resulting in consideration to the Company’s securityholders with a value of at least $4 per share;

(vii)        sell, license, or otherwise dispose of all or substantially all of its intellectual property assets;

(viii)       voluntarily dissolve, liquidate, or otherwise cease operations of the Company;

(ix)	materially change the nature of the business of the Company;

(x)           incur any indebtedness in excess of $5,000,000 in the aggregate at any one time outstanding or guarantee, directly or indirectly, or permit any subsidiary to guarantee, directly or indirectly, any indebtedness except for trade accounts of the Company or any subsidiary arising in the ordinary course of business;

(xi)          create, incur, assume or suffer to exist any material mortgage, pledge, security interest, assignment, lien (statutory or other), claim, encumbrance, license or sublicense or security interest in or upon any of the assets of the Company, except for liens for taxes, assessments or similar charges incurred in the ordinary course of business that are not yet due and payable and liens related to permitted indebtedness;

(xii)        enter into any agreement that would limit the Company’s ability to perform its obligations in respect of the Notes or the Note Shares;

(xiii)       create, or permit any subsidiary to own any stock or other securities of, any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Company; or

(xiv) take any other actions similar to the foregoing in effect.
Section 7.	Ranking.

This Note is an unsecured general obligation of the Company. The Note ranks senior in right of payment to all of the Company’s other existing and future indebtedness so long as at least twenty-five percent (25%) in aggregate principal amount of the Notes is outstanding.

Section 8.	Defenses.

The obligations of the Company under this Note shall not be subject to reduction, limitation, impairment, termination, defense, set-off, counterclaim or recoupment for any reason.

Section 9.	Exchange or Replacement of Notes.

(a)           The Purchaser may, at its option, in person or by duly authorized attorney, surrender this Note for exchange, at the principal business office of the Company, and receive in exchange therefore, a new Note in the same principal amount as the unpaid principal amount of this Note and bearing interest at the same annual rate as this Note, each such new Note to be dated as of the date of this Note and to be in such principal amount as remains unpaid and payable to such person or persons, or order, as the Purchaser may designate in writing; provided that any such transfer of this Note complies with all applicable securities laws.

(b)           Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Note and (in the case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Company will deliver a new Note of like tenor in lieu of this Note. Any Note delivered in accordance with the provisions of this Section 9 shall be dated as of the date of this Note.

Section 10.	Attorneys’ and Collection Fees.

Should the indebtedness evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, the Company agrees to pay, in addition to the principal and interest due and payable hereon, all costs of collection, including reasonable attorneys’ fees and expenses, incurred by the Purchaser in collecting or enforcing this Note.

Section 11.	Waivers.

The Company hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note. No delay by the Purchaser in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver whatsoever or modification of the terms hereof shall be valid unless set forth in writing by the Purchaser and then only to the extent set forth therein.

Section 12.	Amendments.

Subject to the provisions of the Purchase Agreement, this Note may not be amended without the express written consent of both the Company and the Purchaser.

Section 13.	Governing Law.

This Note will be governed by and construed under the internal laws of the State of New York, without reference to principles of conflict of laws or choice of laws. Any action with respect to this Note or the transactions contemplated hereby shall be exclusively brought in the state and/or federal courts in the State of New York, located in the Borough of Manhattan, City of New York, State of New York. Each of the parties hereto waives any objection that it may have to the venue of such action in any such court or that such action in such court was brought in an inconvenient forum and agrees not to plead or claim the same.

Section 14.	Successors and Assigns.

The rights and obligations of the Company and the Purchaser under this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. Notwithstanding the foregoing, neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company, without the prior written consent of the Purchaser.

Section 15.	Notices.

All notices, requests, demands and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set forth below or such other address or facsimile number as such party may hereafter specify by notice to the other parties listed below:

(a)	If to the Company:	Bulldog Technologies Inc.

Riverside Place, Suite 301

11120 Horseshoe Way

Richmond, BC, Canada V7A 5H7

Attention: John Cockburn

Telephone: 604-271-8656

		Facsimile:	604-271-8654
	with a copy to:	Clark Wilson LLP
Barristers and Solicitors
800-885 West Georgia Street
Vancouver, BC, Canada V6C 3H1
Attention: Virgil Z. Hlus, Esq.
Telephone: 604-687-5700
		Facsimile:	604-687-6314
(b)	If to the Purchaser: At the address shown on the signature page

Each such notice, request or other communication shall be effective (i) upon receipt (provided, however, that notices received on a Saturday, Sunday or legal holiday or after 5:00 p.m. on any other day will be deemed to have been received on the next business day), if given by legible facsimile transmission with proof from sender of confirmation of receipt, or (ii) if given by any other means, when delivered at the address specified in this Section 14.

Section 16.	No Rights of Stockholders.

Except as otherwise provided herein, this Note shall not entitle the Purchaser to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

Section 17.	Entire Agreement.

The Purchase Agreement, this Note and the warrants issued under the Purchase Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereto and thereof.

Section 18.	Headings.

The headings used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by its duly authorized officer as of the date indicated below.

Date: August __, 2005

BULLDOG TECHNOLOGIES INC.

By:

Name: John Cockburn

Title:	Chief Executive Officer

Note No.
Amount: $
Purchaser Name:
Address:

Telephone:
Facsimile:

ANNEX A

CONVERSION NOTICE

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert the above Note No. _____ into shares of Common Stock, par value $0.001 per share, of Bulldog Technologies Inc. according to the provisions hereof, as of the date written below.

Conversion calculations:

_____________________________________________

Date of Conversion Notice

_____________________________________________

Principal Amount of Note to be Converted

_____________________________________________

Conversion Price

_____________________________________________

Number of Shares to be Issued Upon Conversion

_____________________________________________

Signature

_____________________________________________

Name

_____________________________________________

Address